UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 26, 2011

UNIVERSAL AMERICAN CORP.

(Exact Name of Registrant as Specified in Its Charter)

New York (State or Other Jurisdiction of Incorporation)	0-11321 (Commission File Number)	11-2580136 (I.R.S. Employer Identification No.)

Six International Drive, Suite 190

Rye Brook, New York  10573

(Address of principal executive offices) (Zip Code)

(914) 934-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

On April 27, 2011, Universal American Corp. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2011 (the “Earnings Release”).  A copy of the Earnings Release is furnished and attached hereto as Exhibit 99.1 and incorporated herein by reference.

This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and unless expressly set forth by specific reference in such filings, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Item 3.02.              Unregistered Sales of Equity Securities.

On April 26, 2011, the Company and UAC Holding Inc., a wholly-owned subsidiary of the Company (together with the Company, the “Sellers”), entered into a Stock Purchase Agreement to sell 1,600,000 shares of Series A Mandatorily Redeemable Preferred Stock to be issued by Universal American Spin Corp., a wholly-owned subsidiary of the Company (“New Universal American”), par value $0.01 per share, with a liquidation preference of $25.00 per share (the “Series A Preferred Stock”), for an aggregate purchase price of $40 million. The sale of the shares of Series A Preferred Stock by the Sellers is conditioned upon the satisfaction or waiver of all of the conditions to the closing of the Company’s sale of its Medicare Part D business (the “Part D Transaction”) to CVS Caremark Corporation (“CVS Caremark”) set forth in the Agreement and Plan of Merger, dated December 30, 2010, by and among the Company, CVS Caremark and Ulysses Merger Sub, L.L.C., as amended on March 30, 2011 (the “CVS Agreement”).  The issuance by New Universal American, and the subsequent sale by the Sellers, of the shares of Series A Preferred Stock is expected to occur on April 29, 2011.

Dividends on the Series A Preferred Stock are cumulative from the date of original issue and will be payable quarterly in arrears on the 30th day of January, April, July and October of each year, commencing July 2011, when, as and if declared by New Universal American’s board of directors.  Dividends will be payable out of amounts legally available therefor at a rate equal to 8.50% per annum of the stated liquidation preference.

At the sixth anniversary of the date of the issuance of the Series A Preferred Stock, the Series A Preferred Stock will be redeemed in whole, out of amounts legally available therefor, at a redemption price of $25.00 per share plus an amount equal to all accumulated and unpaid dividends thereon to the date of redemption, whether or not declared.

The  proceeds from the sale of the Series A Preferred Stock by the Sellers will be used to pay a portion of the existing indebtedness of the Company at the closing of the Part D Transaction, thereby increasing the cash payment to the Company’s shareholders.

The shares of Series A Preferred Stock will be completed through a private placement to the purchasers as accredited investors and pursuant to the exemptions from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(2) thereof and Regulation D promulgated thereunder.

Item 5.07.              Submission of Matters to a Vote of Security Holders.

On April 27, 2011, the Company held a special meeting of its shareholders to vote on (i) the  proposal (“Proposal 1”) to adopt the CVS Agreement (ii) the proposal (“Proposal 2”) to adopt the 2011 Omnibus Equity Award Plan of Universal American Spin Corp. and (iii) the proposal (“Proposal 3”) to adjourn the meeting, if necessary or appropriate, to solicit additional proxies.  The matters acted upon at the special meeting are described in more detail in the Company’s Final Proxy Statement, filed with the Securities and Exchange Commission on April 4, 2011.

The Company’s shareholders approved all three proposals.  The following is a summary of the voting results for the proposals presented to the shareholders at the special meeting:

Proposal 1—Adopt the Merger Agreement

For	Against	Abstain
67,648,756	24,583	2,989

Proposal 2—Adopt the 2011 Omnibus Equity Award Plan of Universal American Spin Corp.

For	Against	Abstain
63,647,036	3,999,840	29,452

Proposal 3—Adjourn the Special Meeting (if necessary)

For	Against	Abstain
65,615,224	2,056,315	4,789

Forward Looking Statements

This Current Report on Form 8-K (including information included or incorporated by reference herein)  contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA.  Such statements that are not historical facts are hereby identified as forward-looking statements and intended to be covered by the safe harbor provisions of the PSLRA and can be identified by the use of the words “believe,” “expect,” “predict,” “project,” “potential,” “estimate,” “anticipate,” “should,” “intend,” “may,” “will,” and similar expressions or variations of such words, or by discussion of future financial results and events, strategy or risks and uncertainties, trends and conditions in our business and competitive strengths, all of which involve risks and uncertainties.

Where, in any forward-looking statement, we or our management expresses an expectation or belief as to future results or actions, there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished.  Our actual results may differ materially from our expectations, plans or projections.  We warn you that forward-looking statements are only predictions and estimates, which are inherently subject to risks, trends and uncertainties, many of which are beyond our ability to control or predict with accuracy and some of which we might not even anticipate.  These risks and uncertainties include:  the timing to consummate the proposed transaction with CVS Caremark; negative effects from the pendency of the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the ability of Universal American to timely receive the required approval of its shareholders; the risk that the contemplated transaction does not occur for any other reason; the possibility that costs or difficulties related to the separation of the Medicare Prescription Drug Business will be greater than expected; the risks to “New Universal American,” the newly formed public company that will be distributed to Universal American shareholders as part of the CVS Caremark transaction, on its ability to effectively operate its businesses independently of the Medicare Prescription Drug Business, including its ability to access sufficient sources of capital to fund its operations; the risks to New Universal American’s ability to retain and hire key personnel; the diversion of management time on transaction-related issues and other risks described in the risk factor section of our SEC reports.

We give no assurance that we will achieve our expectations and we do not assume responsibility for the accuracy and completeness of the forward-looking statements.  Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements as a result of many factors, including the risk factors described in the risk factor section of our SEC reports.  A summary of the information set forth in the “Risk Factors” section of our SEC reports and other risks includes, but is not limited to the following:  the recent CMS action suspending marketing to and enrollment of new members in our Medicare Advantage plans could have a material adverse effect on our business, financial condition and results of operations; the recently enacted healthcare legislation and subsequent rules promulgated by CMS could have a material adverse effect on our opportunity for growth and our future results; the potential that CMS and/or other regulators could impose significant fines, penalties or operating restrictions on the Company; we may be unable to execute our plan to respond to the challenges resulting from the passage into law of the Medicare Improvements for Patients and Providers Act of 2008; we are subject to extensive government regulation; compliance with laws and regulations is complex and expensive, and any violation of the laws and regulations applicable to us could reduce our revenues and profitability and otherwise adversely affect our operating results; changes in governmental regulation or legislative reform could also increase our costs of doing business and adversely affect our profitability; our Medicare Advantage business is subject to an annual competitive bidding process that could adversely affect our profitability; our Part D business is subject to an annual competitive bidding process and if we are unable to bid below the benchmark, we could lose our auto-assigned dual eligible members; our reserves may not be adequate; CMS’s risk adjustment payment system and budget neutrality factors make our revenue and profitability difficult to predict and could result in material retroactive adjustments to our results of operations; if we are unable to develop and maintain satisfactory relationships with the providers of care to our members, our profitability could be adversely affected and we may be precluded from operating in some markets; competition in the insurance, healthcare, PBM and pharmacy industries is intense, and if we do not design and price our products properly and competitively, our membership and profitability could decline; reductions in funding for Medicare programs could materially reduce our profitability; if we fail to effectively execute our Medicare initiatives and our other operational and strategic initiatives, our business could be materially adversely affected; we have incurred and may in the future incur significant expenses in connection with the implementation and expansion of our new Medicare Advantage plans, which could adversely affect our operating results; given the current economic climate, Universal American’s stock and the stock of other companies in the insurance industry may be increasingly subject to stock price and trading volume volatility; we have debt outstanding that contains restrictive covenants which place limitations on how we conduct business; we may be unable to access other sources of financing should we require additional external financing and may be unable to obtain waivers of relevant covenants or, if they arise, defaults under our debt agreements, including as a result of regulatory actions; downgrades in our debt ratings, should they occur, may adversely affect our business, financial condition and results of operations; and other risks referenced from time to time in the Company’s filings with the SEC.  We caution readers not to place undue reliance on these forward-looking statements that speak only as of the date made.  All forward-looking statements included in this Current Report on Form 8-K (including information included or incorporated by reference herein) are based upon information available to Universal American as of the date hereof and we assume no obligation to update or revise any such forward-looking statements.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Press release dated April 27, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2011

UNIVERSAL AMERICAN CORP.

By:	/s/ Tony L. Wolk
Name: Tony L. Wolk
Title: SVP, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated April 27, 2011